UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2016

DCT INDUSTRIAL TRUST INC.

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

(Exact Name of Registrants as Specified In Charter)

Maryland (DCT Industrial Trust Inc.) Delaware (DCT Industrial Operating Partnership LP)	001-33201 333-195185	82-0538520 82-0538522
(State or Other Jurisdiction of Incorporation of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 800 Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2016, DCT Industrial Trust Inc. (the “Company”) held its annual meeting of stockholders in Denver, Colorado (the “Annual Meeting”). As of the record date, there were a total of 88,545,784 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. The following is a brief description of each matter voted upon at the Annual Meeting and a statement of the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter, as applicable.

(a) Votes regarding the election of the persons named below as directors for a term expiring at the annual meeting of stockholders in 2017 and until their respective successors have been duly elected and qualified or until their earlier resignation or removal, were as follows:

Names of Directors	For	Against	Abstain	Broker Non-Votes
Philip L. Hawkins	78,954,043	394,710	93,891	3,171,650
Marilyn A. Alexander	79,009,380	339,448	93,816	3,171,650
Thomas F. August	79,098,179	249,968	94,497	3,171,650
John S. Gates, Jr.	78,615,560	733,177	93,907	3,171,650
Raymond B. Greer	79,096,395	250,810	95,439	3,171,650
Tripp H. Hardin	75,518,077	3,829,795	94,772	3,171,650
John C. O’Keeffe	78,806,472	542,141	94,031	3,171,650
Bruce L. Warwick	77,574,452	524,379	1,343,813	3,171,650

Based on the votes set forth above, each of the foregoing persons was duly elected to serve as a director for a term expiring at the annual meeting of stockholders in 2017 and until his or her respective successor has been duly elected and qualified or until his or her earlier resignation or removal.

(b) Votes regarding a non-binding, advisory resolution approving the compensation of the Company’s named executive officers, were as follows:

For	Against	Abstain	Broker Non-Votes
72,698,554	5,236,447	1,507,643	3,171,650

Based on the votes set forth above, the non-binding, advisory resolution approving the compensation of the Company’s named executive officers was approved by the Company’s stockholders.

(c) Votes regarding the ratification of the audit committee’s appointment of Ernst & Young LLP as independent registered public accounting firm for 2016, were as follows:

For	Against	Abstain
82,306,520	211,222	96,552

Based on the votes set forth above, the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company to serve for the fiscal year ending December 31, 2016 was duly ratified by the Company’s stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

By:	/s/ John G. Spiegleman
Name:	John G. Spiegleman
Title:	Executive Vice President and General Counsel

Date: May 10, 2016

DCT INDUSTRIAL OPERATING PARTNERSHIP LP

By:	DCT Industrial Trust Inc., its general partner

By:	/s/ John G. Spiegleman
Name:	John G. Spiegleman
Title:	Executive Vice President and General Counsel

Date: May 10, 2016